Short-Term Investments and Short-Term Investments, Related Party (Details Textual) - USD ($)	6 Months Ended
	Sep. 30, 2020	Sep. 30, 2019
Debt Disclosure [Abstract]
Impairment charges	$ 0	$ 0
Investments earned interest	$ 215,276	$ 42,172
Investment securities maturity range, description	The Company’s investment securities held-to-maturity approximate fair value due to their short-term nature with maturity range from thirty days to a year.